UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Old Ranch Parkway, Suite 400 Seal Beach, California	90740
(Address of Principal Executive Offices)	Zip Code

(562) 493-2804

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                           Submission of Matters to a Vote of Security Holders.

Clean Energy Fuels Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 25, 2011 in Newport Beach, California.  Of the 70,259,142 shares of common stock outstanding and entitled to vote at the Annual Meeting, 58,872,158 shares were present at the Annual Meeting either in person or by proxy, constituting a quorum of 83.79%.  The Company’s stockholders considered and voted on the following six proposals at the Annual Meeting:

(i) The holders of the Company’s common stock elected seven nominees to serve as directors for a term of one year, ending at the time of the next Annual Meeting of Stockholders in 2012 (or until a successor is duly elected) pursuant to the Company’s By-Laws and the applicable laws of the state of Delaware:

	VOTES	VOTES	BROKER
Name of Director	FOR	WITHHELD	NON-VOTES
Andrew J. Littlefair	37,052,963	236,197	21,582,998
Warren I. Mitchell	34,137,685	3,151,475	21,582,998
John S. Herrington	34,083,032	3,206,128	21,582,998
James C. Miller III	37,055,069	234,091	21,582,998
Boone Pickens	37,070,947	218,213	21,582,998
Kenneth M. Socha	34,094,072	3,195,088	21,582,998
Vincent C. Taormina	37,004,319	284,841	21,582,998

(ii) The holders of the Company’s common stock ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2011.

The results of the voting were as follows:

VOTES FOR:	58,584,664
VOTES AGAINST:	179,821
VOTES ABSTAINED:	107,673

(iii) The holders of the Company’s common stock approved, on an advisory basis, the Company’s executive compensation.

The results of the voting were as follows:

VOTES FOR:	36,564,317
VOTES AGAINST:	587,847
VOTES ABSTAINED:	116,996
BROKER NON-VOTES:	21,582,998

(iv) The holders of the Company’s common stock determined, on an advisory basis, that such holders’ preferred frequency of an advisory vote on the Company’s executive compensation is every two years.

The results of the voting were as follows:

ONE YEAR	11,556,584
TWO YEARS	24,207,482
THREE YEARS	1,443,946
VOTES ABSTAINED:	81,148
BROKER NON-VOTES:	21,582,998

(v)  The holders of the Company’s common stock approved an amendment to the Company’s Amended and Restated 2006 Stock Incentive Plan (“2006 Plan”) to increase the aggregate number of shares available under the 2006 Plan by 3,000,000.

The results of the voting were as follows:

VOTES FOR:	26,197,566
VOTES AGAINST:	10,964,173
VOTES ABSTAINED:	127,421
BROKER NON-VOTES:	21,582,998

(vi)  The holders of the Company’s common stock approved an amendment to the Warrant to Purchase Common Shares of Clean Energy Fuels Corp., dated December 28, 2006 (the “Warrant”), to provide Mr. Boone Pickens, the Warrant holder, with an incentive to exercise a portion of the Warrant prior to December 28, 2011, the current expiration date of the Warrant.

The results of the voting were as follows:

VOTES FOR:	36,239,731
VOTES AGAINST:	827,528
VOTES ABSTAINED:	221,901
BROKER NON-VOTES:	21,582,998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011		Clean Energy Fuels Corp.

	By:	/s/ Richard R. Wheeler
Name: Richard R. Wheeler
Title: Chief Financial Officer